                                                                    Exhibit 10.2

                                 AMENDMENT NO. 1

          AMENDMENT NO. 1 (this "Amendment"), dated as of September 26, 2005, to that certain Credit Agreement, dated as of February 24, 2005 (the "Credit Agreement"; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among SELECT MEDICAL HOLDINGS CORPORATION ("Holdings"), SELECT MEDICAL CORPORATION (the "Borrower"), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the "Administrative Agent" and the "Collateral Agent" respectively), WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CIBC INC., as Co-Documentation Agents, and the several banks and other financial institutions from time to time party thereto as lenders (the "Lenders").

                                   WITNESSETH:

          WHEREAS, Section 9.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION ONE. Amendments.

          (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

               (1) by inserting the definitions of the following terms in the appropriate alphabetical order:

          "Qualified Holdings Floating Rate Notes" means the Senior Floating Rate Notes due 2015 to be issued by Holdings (and not supported by any Guarantee) in the aggregate principal amount of up to $175,000,000 and the Indebtedness represented thereby."

          "Qualified Holdings Floating Rate Notes Documents" means the indenture in respect of the Qualified Holdings Floating Rate Notes and all other instruments, agreements and other documents evidencing or governing the Qualified Holdings Floating Rate Notes."

          "Long Term Incentive Plan" means the Select Medical Holdings Corporation Long-Term Cash Incentive Plan as amended and as in effect on September 29, 2005.

               (2) by deleting the words "that has not been" in clause (a) of the definition of "Available Amount",

               (3) in the definition of the term "Consolidated EBITDA", by (i) replacing the words "the Borrower and its subsidiaries" with the words "the Borrower, its subsidiaries and, solely for the purposes of calculating the Interest Expense Coverage Ratio under Section 6.12, Holdings," in clause (a)(i), (ii) replacing "and (xi)" in clause (a) with ", (xi)" and (iii) inserting at the end of clause (a)(xi) the words "(xii) solely for purposes of determining compliance with the Financial Performance Covenants, (A) any non-recurring fees, cash charges or other cash expenses incurred in connection with the issuance of the Qualified Holdings Floating Rate Notes and any related transactions in an aggregate amount not to exceed $4.0 million and (B) any payment required to be made under the Long Term Incentive Plan in an aggregate amount not to exceed $14.3 million, solely as a result of Restricted Payments made by Holdings pursuant to 6.08(a)(xvi)",

               (4) by inserting the words "Qualified Holdings Floating Rate Notes Documents," after the words "Senior Subordinated Notes Documents" in clause (e) of the definition of "Change in Control", and

               (5) by deleting clause (f) in the definition of the term "Transactions" and replacing it with "(f) the execution, delivery and performance by each Loan Party of the Senior Subordinated Notes Documents and, for purposes of Article III, the Qualified Holdings Floating Rate Notes Documents to which it is to be a party, the issuance of the Senior Subordinated Notes and, for purposes of Article III, the Qualified Holdings Floating Rate Notes and the use of the proceeds thereof,".

          (b) Section 5.01(d) of the Credit Agreement is hereby amended by inserting "commencing with the delivery of audited financial statements of the Borrower for the fiscal year ended December 31, 2005," before the word "concurrently";

          (c) Section 6.01(a) of the Credit Agreement is hereby amended by (1) deleting "and" at the end of clause (xvii), (2) replacing the period at the end of clause (xviii) with "; and" and (c) inserting the following at the end thereof:

          "(xix) in the case of Holdings, the Qualified Holdings Floating Rate Notes."

          (d) Section 6.03(c) is hereby amended by (a) adding a closing parenthesis after the word "thereto" and before the period at the end thereof and (b) inserting a new sentence at the end thereof as follows:

          "Notwithstanding the foregoing, Holdings shall be permitted to enter into transactions, engage in activities and maintain assets or incur liabilities in respect of the Qualified Holdings Floating Rate Notes or Swap Agreements related to Indebtedness of Holdings permitted hereunder."

          (e) Section 6.07 is hereby amended by inserting "Holdings," before the words "the Borrower" in clause (b) thereof.

          (f) Section 6.08(a) of the Credit Agreement is amended by (i) replacing clause (ix) thereof with the following:

          "(ix) the Borrower may make Restricted Payments to Holdings in an amount necessary to permit Holdings to pay (or to make Restricted Payments to allow a Parent to pay) interest in cash (including interest previously paid "in kind" or added to the principal amount thereof) on (x) Qualified Holdings Floating Rate Notes, (y) Holdings Senior Subordinated Notes or (z) additional Qualified Holdings Debt, but, in the case of this clause (z), only to the extent the proceeds (together with a pro rata portion of related transaction expenses paid from such proceeds) of such additional Qualified Holdings Debt were used to make Capital Expenditures (without giving effect to the proviso in the definition of the term "Capital Expenditures"), prepay Tranche B Term Loans, make Investments pursuant to
     Section 6.04(xvii) or repay, redeem, defease or otherwise refinance the Holdings Senior Subordinated Notes (or any Qualified Holdings Debt previously issued hereunder) or were Otherwise Applied, provided that (A) the Borrower has made all prepayments required pursuant to Section 2.11(d) prior to or contemporaneously with any such payment of interest, (B) no Default has occurred and is continuing or would result therefrom and (C) all Restricted Payments made pursuant to this clause (ix) are used by Holdings or a Parent for the purposes specified herein within 20 days of receipt thereof;"

          (ii) deleting the word "and" at the end of clause (xiv), (iii) replacing the period at the end of clause (xv) with a semicolon and by inserting new clauses (xvi) and (xvii) as follows:

          "(xvi) Holdings may make Restricted Payments with the Net Proceeds received by Holdings from any issuance of the Qualified Holdings Floating Rate Notes to the extent such Net Proceeds are not contributed or otherwise received by the Borrower or any of the Subsidiaries; provided that no Default or Event of Default has occurred and is continuing or would result therefrom; and

          (xvii) the Borrower may make Restricted Payments to Holdings in amounts up to (i) $4.0 million to pay fees and expenses in connection with the issuance of the Qualified Holdings Floating Rate Notes and (ii) $14.3 million to pay obligations due under the Long Term Incentive Plan solely as a result of Restricted Payments made pursuant to clause (xvi) above; provided that (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) such Restricted Payments are used by Holdings for the purposes specified herein within 20 days of receipt thereof."

          (g) Section 6.10(b) is hereby amended by inserting the words "Qualified Holdings Debt, Qualified Holdings Floating Rate Notes Document" after the words "Senior Subordinated Notes Document" in clause (i) thereof.

          SECTION TWO. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") when, and only when, (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and (b) the Borrower has paid to the Administrative Agent for the account of each Lender which shall have executed this Amendment, an amendment fee equal to 0.05% of such Lender's Tranche B Commitments and Revolving Commitments. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

          SECTION THREE. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, and both before and after giving effect to the transactions contemplated by this Amendment

          (a) no Default or Event of Default has occurred and is continuing; and

          (b) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          SECTION FOUR. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION FIVE. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Lenders) in accordance with the terms of Section 9.03 of the Credit Agreement.

          SECTION SIX. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION SEVEN. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED AND GOVERNED BY, IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [Signature Pages Follow]

                                        SELECT MEDICAL CORPORATION,
                                         as the Borrower

                                        By: /s/ Michael E. Tarvin
                                            ---------------------------------
                                            Name: Michael E. Tarvin
                                            Title: Sr. Vice President
                                                   General Counsel and Secretary

                                        SELECT MEDICAL HOLDINGS CORPORATION

                                        By: /s/ Michael E. Tarvin
                                            ---------------------------------
                                            Name: Michael E. Tarvin
                                            Title: Sr. Vice President
                                                   General Counsel and Secretary

                                           JPMORGAN CHASE BANK, N.A.,
                                            as Administrative Agent

                                           By: /s/ BRUCE BORDEN
                                               ---------------------------------
                                               Name: BRUCE BORDEN
                                               Title: VICE PRESIDENT

                                           Wachovia Bank, National Association,
                                            as Lender

                                           By: /s/ Richard Nelson
                                               ---------------------------------
                                               Name: Richard Nelson
                                               Title: Vice President

                                           MERRILL LYNCH CAPITAL CORPORATION,
                                            as Lender

                                           By: /s/ Michael E. O'Brien
                                               ---------------------------------
                                               Name: Michael E. O'Brien
                                               Title: Vice President

                                       CIBC INC., as Lender

                                       By: /s/ George Knight
                                           ---------------------------------
                                           Name: George Knight
                                           Title: Authorized Signatory CIBC Inc.

                                           PNC Bank, National Association,
                                           as Lender

                                           By: /s/ Marie T. Boyer
                                               ---------------------------------
                                               Name: Marie T. Boyer
                                               Title: Vice President

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                            as Lender

                                           By: /s/ David R. Campbell
                                               ---------------------------------
                                               Name: David R. Campbell
                                               Title: Its Duly Authorized
                                                      Signatory

                                           Citizens Bank of Pennsylvania,
                                            as Lender

                                           By: /s/ Joseph N. Butto
                                               ---------------------------------
                                               Name: Joseph N. Butto
                                               Title: Senior Vice President

                                           ING CAPITAL LLC, as Lender

                                           By: /s/ Mike Garvin
                                               ---------------------------------
                                               Name: Mike Garvin
                                               Title: Director

                           Select Medical Corporation
                                Credit Agreement

                                       BOLDWATER CREDIT OPPORTUNITIES
                                         MASTER FUND LP, as Lender

                                       By: Boldwater Capital Management LP,
                                       The Investment Manager

                                       By: /s/ Martin E. Kalisker
                                           --------------------------------
                                           Name:  Martin E. Kalisker
                                           Title: CFO

                           Select Medical Corporation
                                Credit Agreement

                               47th Street Funding II Inc.
                               ---------------------------------------------,
                               as Lender

                               By: /s/ David M. Millison
                                   -----------------------------------------
                                   Name:  David M. Millison
                                   Title: Managing Director

                               1888 FUND, LTD.
                               ---------------------------------------------,
                               as Lender

                               By: /s/ Kaitlin Trinh
                                   -----------------------------------------
                                   Name:  Kaitlin Trinh
                                   Title: Director

                               Ameriprise Certificate Company
                               By: RiverSource Investments, LLC as
                               Collateral Manager
                               ---------------------------------------------,
                               as Lender

                               By: /s/ Yvonne E. Stevens
                                   -----------------------------------------
                                   Name: Yvonne E. Stevens
                                   Title: Senior Managing Director

                               Aralesquer Trust
                               ---------------------------------------------,
                               as Lender

                               By: /s/ William S. Watkins
                                   -----------------------------------------
                                   Name:  William S. Watkins
                                   Title: Authorized Signatory

                               Atlas Capital Funding, Ltd.
                               By Structured Asset Investors, LLC
                               Its Investment Manager,
                               as Lender

                               By: /s/ Bryen P. McGrath
                                   -----------------------------------------
                                   Name:  Bryen P. McGrath
                                   Title: Vice President

                               Atrium CDO
                               ---------------------------------------------,
                               as Lender

                               By: /s/ ANDREW H. MARSHAK
                                   -----------------------------------------
                                   Name:  ANDREW H. MARSHAK
                                   Title: AUTHORIZED SIGNATORY

                               Atrium IV
                               ---------------------------------------------
                               as Lender

                               By: /s/ ANDREW H. MARSHAK
                                   -----------------------------------------
                                   Name:  ANDREW H. MARSHAK
                                   Title: AUTHORIZED SIGNATORY

                               AUGUSTA TRADING LLC
                               ---------------------------------------------,
                               as Lender

                               By: /s/ Anna M. Tallent
                                   -----------------------------------------
                                   Name:  Anna M. Tallent
                                   Title: Assistant Vice President

                               AVENUE CLO II. LIMITED,
                               ---------------------------------------------
                               as Lender

                               By: /s/ Richard D'Addario
                                   -----------------------------------------
                                   Name: Richard D'Addario
                                   Title: Senior Portfolio Manager

                                BABSON CLO LTD. 2004-I
                                BABSON CLO LTD. 2004-II
                                BABSON CLO LTD.2005-I
                                SUFFIELD CLO, LIMITED
                                By: Babson Capital Management LLC as
                                Collateral Manager

                                By: /s/ William A. Hayes
                                    ----------------------------------
                                    Name:  WILLIAM A. HAYES
                                    Title: Managing Director

                                MAPLEWOOD (CAYMAN) LIMITED
                                By: Babson Capital Management LLC as
                                Investment Manager

                                By: /s/ William A. Hayes
                                    ----------------------------------
                                Name:  WILLIAM A. HAYES
                                Title: Managing Director

                                BILL & MELINDA GATES FOUNDATION
                                By: Bahson Capital Management LLC as
                                Investment Adviser

                                By: /s/ William A. Hayes
                                    ----------------------------------
                                Name:  WILLIAM A. HAYES
                                Title: Managing Director

                                Bank of America, N.A., as Lender

                                By: /s/ Edward A. Hamilton
                                   -----------------------------------
                                   Name: Edward A. Hamilton
                                   Title: Senior Vice President

                                  Bear Steams Institutional Loan
                                          Master Fund
                                By: Bear Steams Asset Management Inc.
                                      As its attorney-in-fact

                                --------------------------------------
                                as Lender

                                By: /s/ Niall D. Rosenzweig
                                    -------------------------------------
                                        Name: Niall D. Rosenzweig
                                        Title: Managing Director

                                Braymoor & Co.
                                By: Bear Steams Asset Management, Inc.
                                as its attorney-In-fact

                                --------------------------------------
                                as Lender

                                By: /s/ Niall D. Rosenzweig
                                   -----------------------------------
                                   Name: Niall D. Rosenzweig
                                   Title: Managing Director

                                Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC.

                                --------------------------------------
                                as Lender

                                By: /s/ Beata Konoplco
                                    -----------------------------------
                                    Name: Beata Konoplco
                                    Title: Attorney In Fact

                                By: Calichus Debt Partner CLU
                                       Fund II, Ltd.
                                   By: Its Calichus Manager,
                                Calichus Capital Management, LLC

                                --------------------------------------
                                as Lender

                                By: /s/  Wayne Mueller
                                   -----------------------------------
                                   Name: Wayne Mueller
                                   Title: SENIOR MANAGING DIRECTOR

                                [ILLEGIBLE]

                                --------------------------------------
                                as Lender

                                By: /s/ [ILLEGIBLE]
                                    ----------------------------------
                                Name: [ILLEGIBLE]
                                Title: [ILLEGIBLE]

                                Castle Garden
                                --------------------------------------
                                as Lender

                                By: /s/ Andrew H. Marshak
                                    -----------------------------------
                                    Name:   ANDREW H. MARSHAK
                                    Title:  AUTHORIZED SIGNATORY

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.       /s/ Centaurus Loan Trust
           AS                   ----------------------------
   INVESTMENT ADVISER           as Lender

                                By: /s/ Elizabeth MacLean
                                    -----------------------------------
                                    Name: Elizabeth MacLean
                                    Title: Director

                                Centurion CDO II, Ltd.
                                By: RiverSource Investments, LLC as
                                Collateral Manager
                                --------------------------------------
                                as Lender

                                By: /s/ Vincent P. Pham
                                   -----------------------------------
                                   Name:  Vincent P. Pham
                                   Title: Director - Operations

                                      Centurion CDO VI, Ltd.
                                      By: RiverSource Investments, LLC as
                                      Collateral Manager
                               -------------------------------------------
                               as Lender

                               By:    /s/ Vincent P. Pham
                                      ---------------------
                                      Name: Vincent P. Pham
                                      Title: Director - Operations

                                      Centurion CDO VII, Ltd.
                                      By: RiverSource Investments, LLC as
                                      Collateral Manager
                               -----------------------------------------------
                               as Lender

                               By:    /s/ Vincent P. Pham
                                      --------------------------------------
                                      Name: Vincent P. Pham
                                      Title: Director - Operations

                                      Centurion CDO 8, Limited
                                      By: RiverSource Investments, LLC as
                                      Collateral Manager
                               -----------------------------------------------
                               as Lender

                               By:    /s/ Vincent P. Pham
                                      -----------------------------------------
                                      Name: Vincent P. Pham
                                      Title: Director - Operations

                                      Centurion CDO 9, Limited
                                      By: RiverSource Investments, LLC as
                                      Collateral Manager
                               -------------------------------------------------
                               as Lender

                               By:    /s/ Vincent P. Pham
                                      ------------------------------
                                      Name: Vincent P. Pham
                                      Title: Director - Operations

Citicorp North America, Inc.

By: /s/ Rob Ziemer                    Address for notices to Citicorp North
    --------------------------        America, Inc.
    Name: Rob Ziemer
    Title: VP
                                      CITICORP NORTH AMERICA, INC.
                                      390 Greenwich Street
                                      New York, NY 10013
                                      Attention: Robert Ziemer, Global Loan
                                      Portfolio Management
                                      Facsimile 646-291-1655
                                      E-Mail Address: rob.ziemer@citicorp.com

  NOMURA CORPORATE RESEARCH
  AND ASSET MANAGEMENT INC.    Clydesdale CLO 2003 Ltd.
            AS                 ------------------------------------
     COLLATERAL MANAGER        as Lender

                               By:    /s/ Elizabeth MacLean
                                      ----------------------------------
                                      Name: Elizabeth MacLean
                                      Title: Director

                               Clydesdale CLO 2004, Ltd.
                               ------------------------------------
  NOMURA CORPORATE RESEARCH     as Lender
  AND ASSET MANAGEMENT INC.
            AS
     INVESTMENT MANAGER
                               By:    /s/ Elizabeth Maclean
                                      ----------------------------------
                                      Name: Elizabeth Maclean
                                      Title: Director

                               Clydesdale Strategic CLOI, Ltd.
                               ------------------------------------
  NOMURA CORPORATE RESEARCH    as Lender
  AND ASSET MANAGEMENT INC.
            AS
     INVESTMENT MANAGER
                               By:    /s/ Elizabeth MacLean
                                      ----------------------------------
                                      Name: Elizabeth MacLean
                                      Title: Director

                                   CONTINENTAL ASSURANCE COMPANY
                                   on behalf of its Separate Account (E)
                               -------------------------------------------------
                               as Lender

                               By: /s/ Marilou R. McGirr
                                   --------------------------------
                                   Name: Marilou R. McGirr
                                   Title: Vice President and Assistant Treasurer

                                                        Approved by
                                                        Law Dep.
                                                        By. MTC
                                                        Date. 9-9-05

                                      CONTINENTAL CASUALITY COMPANY
                                  ----------------------------------------------
                                  as Lender

                               By: /s/ Marilou R. McGirr
                                   --------------------------------------
                                   Name: Marilou R. McGirr
                                   Title: Vice President and Assistant Treasurer

                                                        Approved by
                                                        Law Dep.
                                                        By. MTC
                                                        Date. 9-9-05

                               CSAM Funding II
                               ----------------------------------------
                               as Lender

                               By: /s/ ANDREW H. MARSHAK
                                   ----------------------------
                                   Name: ANDREW H. MARSHAK
                                   Title: AUTHORIZED SIGNATORY

                               CSAM Funding IV
                               ----------------------------------------
                               as Lender

                               By: /s/ ANDREW H. MARSHAK
                                   ----------------------------
                                   Name: ANDREW H. MARSHAK
                                   Title: AUTHORIZED SIGNATORY

                               CSAM SLF
                               ----------------------------------------
                               as Lender

                               By: /s/ ANDREW H. MARSHAK
                                   ----------------------------
                                   Name: ANDREW H. MARSHAK
                                   Title: AUTHORIZED SIGNATORY

                               DUNES FUNDING LLC
                               -------------------------------------
                               as Lender

                               By: /s/ Anna M. Tallent
                                   -----------------------------------
                                   Name: Anna M. Tallent
                                   Title: Assistant Vice President

                                 EAGLE LOAN TRUST
                                 By: Stanfield Capital Partners, LLC
                                 as its Collateral Manager

                               ------------------------------------
                               as Lender

                               By: /s/ CHRISTOPHER E. JANSON
                                   -------------------------------------
                                   Name: CHRISTOPHER E. JANSON
                                   Title: Managing Partner

                               FIRST TRUST/FOUR CORNERS SENIOR
                               FLOATING RATE INCOME FUND,
                               as Lender
                               By: Four Corners Capital Management LLC,
                                   As Sub-Adviser

                               By: /s/ ADAM BROWN
                                   -------------------------------------
                                   Name: ADAM BROWN
                                   Title: Vice President

                               FIRST TRUST/FOUR CORNERS SENIOR
                               FLOATING RATE INCOME FUND II,
                               as Lender
                               By: Four Corners Capital Management LLC,
                                   As Sub-Adviser

                               By: /s/ ADAM BROWN
                                   -------------------------------------
                                   Name: ADAM BROWN
                                   Title: Vice President

                               The Foothill Group, Inc.
                               ----------------------------------------
                               as Lender

                               By: /s/ Michael R. Bohannon
                                   ------------------------------------
                                   Name: Michael R. Bohannon
                                   Title: S Vice President

                               FOUR CORNERS CLO 2005-I, LTD., as
                               Lender
                               By: Four Corners Capital Management LLC,
                                   As Collateral Manager

                               By: /s/ ADAM BROWN
                                   -----------------------------------
                                   Name: ADAM BROWN
                                   Title: Vice President

                               FORTRESS PORTFOLIO TRUST, as Lender
                               By: Four Corners Capital Management LLC,
                                   As Investment Manager

                               By: /s/ ADAM BROWN
                                   -------------------------------
                                   Name: ADAM BROWN
                                   Title: Vice President

                                FRIEDBERGMILSTEIN PRIVATE CAPITAL
                                FUND I, as Lender

                                By: /s/ Eric A. Green
                                    ----------------------------------------
                                    Name:   Eric A. Green
                                    Title:  Senior Partner

                               GALLATIN CLO II 2005-1 LTD.
                               ---------------------------------------------
                               as Lender

                               By: /s/ Niall D. Rosenzweig
                                   -----------------------------------------
                                   Name:   Niall D. Rosenzweig
                                   Title:  Managing Director

                               Gallatin Funding I Ltd.
                               By: Bear Stearns Asset Management Inc.
                               as its Collateral Manager
                               ---------------------------------------------
                               as Lender

                               By: /s/ Niall D. Rosenzweig
                                   -----------------------------------------
                                   Name: Niall D. Rosenzweig
                                   Title:  Managing Director

                               Grayston CLO II 2004-1 LTD.
                               By: Bear Stearns Asset Management, Inc.,
                               as its Collateral Manager
                               ---------------------------------------------
                               as Lender

                               By: /s/ Niall D. Rosenzweig
                                   -----------------------------------------
                                   Name: Niall D. Rosenzweig
                                   Title: Managing Director

                               GOLDMAN SACHS CREDIT PARTNERS,L.P.,
                               ---------------------------------------------
                               as Lender

                               By: /s/ Pedro Remirez
                                   -----------------------------------------
                                   Name: Pedro Remirez
                                   Title: Authorized Signatory

                               GREEN LANE CLO LTD.
                               ---------------------------------------------
                               as Lender

                               By: /s/ Kaitlin Trinh
                                   -----------------------------------------
                                   Name: Kaitlin Trinh
                                   Title: Director

                               Halcyon Structured Opportunities Fund L.P.
                               By Halcyon Structured Asset Management L.P.
                               Its Investment Manager
                               ---------------------------------------------
                               as Lender

                               By: /s/ James Pasquarell
                                   -----------------------------------------
                                   Name:   James Pasquarell
                                   Title:  Chief Financial Officer

                               HANOVER SQUARE CLO LTD.
                               BY: BLACKSTONE DEBT ADVISORS L.P.
                               AS COLLATERAL MANAGER
                               ---------------------------------------------
                               as Lender

                               By: /s/ Dean T. Criares
                                   -----------------------------------------
                                   Name:   DEAN T. CRIARES
                                   Title:  Managing Director

                               March CLO II Limited
                               ---------------------------------------------
                               as Lender

                               By: /s/ Michael E. Lewitt
                                   -----------------------------------------
                                   Name: Michael E. Lewitt
                                   Title: AUTHORISED SIGNATORY

                               IDS Life Insurance Company
                               By: RiverSource Investments, LLC as
                               Collateral Manager
                               ---------------------------------------------
                               as Lender

                               By: /s/ Yvonne E. Stevens
                                   -----------------------------------------
                                   Name:   Yvonne E. Stevens
                                   Title:  Senior Managing Director

                   ING PRIME RATE TRUST
                   By: ING Investment Management Co. as its Investment Manager

                   By: /s/ Michel Prince, CFA
                       -----------------------------------------
                   Name: Michel Prince, CFA
                   Title: Senior Vice President

                   ING Investment Management Co. as its Investment Manager

                   By: /s/ Michel Prince, CFA
                       -----------------------------------------
                   Name: Michel Prince, CFA
                   Title: Senior Vice President

                               JPMORGAN CHASE BANK, N.A.,
                               as Lender

                               By: /s/ BRUCE BORDEN
                                   ----------------------------
                                   Name:   BRUCE BORDEN
                                   Title:  VICE PRESIDENT

                               J.P. MORGAN WHITEFRIARS INC., as Lender

                               By: /s/ Jason Boyer
                                   ------------------------------
                                   Name: Jason Boyer, Associate
                                   Title:

                               Kingsland [Vincent Siino] Ltd., as Lender

                               By: /s/ Vincent Siino
                                   -----------------------------------------
                                   Name: Vincent Siino
                                   Title: DIRECTOR OF PORTFOLIO ADMIN.
                                          KINGSLAND CAPITAL MANAGEMENT, LLC
                                          AS MANAGER

                                   Kitty Hawk Trust
                                   By: Morgan Stanley Investment Management Inc. as investment Manager

                               ---------------------------------------------
                               as Lender

                               By: /s/ John Hayes
                                   -----------------------------------------
                                   Name:   John Hayes
                                   Title:  Vice President

                               KNIGHT CBNA LOAN FUNDING -
                               KNIGHT CFPI LOAN FUNDING LLC.
                               as Lender

                               Knight CBNA Loan Funding, LLC for itself or as agent for KnightCFPI Loan Funding LLC

                               By: /s/  JANET HAACK
                                   -----------------------------------------
                                   Name:   JANET HAACK
                                   Title:  AS ATTORNEY-IN-FACT

                               [ILLEGIBLE]
                               --------------------
                               as Lender

                               By: /s/ DEAN T CRIARES
                                   -----------------------------
                                   Name:   DEAN T CRIARES
                                   Title:  Managing Director

                               Landmark II Coo Ltd

                               By: Aladdin capital Mgmt LLc
                                   -----------------------------
                               as Lender

                               By: /s/ William S. Watkins
                                   ----------------------------
                                   Name:   William S. Watkins
                                   Title:  Director

                               LFC2 Loan Funding LLC, for itself or as agent for LFC2 CFPI Loan Funding LLC.
                               ---------------------------------------------
                               as Lender

                               By: /s/Beata Konoplco
                                   -----------------------------------------
                                   Name:   Beata Konoplco
                                   Title:  Attorney IN Fact

                               Lignt Point CLO III, Ltd.
                               ---------------------------------------------
                               as an Investor

                               By: /s/Thomas A. Kramer
                                   -----------------------------------------
                                   Name:Thomas A. Kramer
                                   Title: Senior Managing Director &
                                          Chief Executive Officer

                                      Loan Funding VI LLC,
                                      for itself or as agent for
                                      Corporate Loan Funding VI LLC

                               ---------------------------------------------
                               as Lender

                               By: /s/ DEAN T CRIARES
                                   ------------------------------
                                   Name: DEAN T CRIARES
                                   Title: Managing Director

                                   Longhorn CDO (Cayman) LTD
                                   By: Merill Lynch Investment Mangers L.P.
                                       as Collalteral Manager

                                   By: Alex
                                       ---------------------



                                     Longhorn CDO II LTD
                                     By: Merill Lynch Investment Mangers L.P.
                                         as Collalteral Manager

                                     By: Alex
                                         ---------------------

                               MACQUARIE/FIRST TRUST GLOBAL
                               INFRASTRUCTURE/UTILITIES
                               DIVIDEND & INCOME FUND, as Lender
                               By: Four Corners Capital Management LLC, as
                               Sub-Adviser

                               By: /s/ ADAM BROWN
                                   -----------------------------
                                   Name: ADAM BROWN
                                   Title: Vice President

                               MADISON PARK FUNDING
                               -----------------------------------
                               as Lender

                               By: /s/ ANDREW H. MARSHAK
                                   ------------------------------
                                   Name: ANDREW H. MARSHAK
                                   Title:  AUTHORIZED SIGNATORY

                               Met Life Bank, National Association

                               --------------------------------------
                               as Lender

                               By: /s/ JAMES R. DINGLER
                                   ------------------------------
                                   Name : JAMES R. DINGLER
                                   Title : AUTHORIZED SIGNATORY

                               Metropolitan Life Insurance Company
                               -----------------------------------
                               as Lender

                               By: /s/ [ILLEGIBLE]
                                   -------------------------------
                                   Name: [ILLEGIBLE]
                                   Title: [ILLEGIBLE]

                                      Monument Park CDO Ltd.
                                      By: Blackstone Debt Advisors L.P.
                                      As Collateral Manager
                               --------------------------------------------
                               as Lender

                               By: /s/ DEAN T CRIARES
                                   ---------------------------
                                   Name: DEAN T CRIARES
                                   Title: Managing Director

                               Morgan Stanley Prime Income Trust, as Lender

                               By: /s/ Jinny K. Kim
                                   --------------------------
                                   Name: Jinny K. Kim
                                   Title: Vice President

                                    Morgan Stanley Senior Funding, Inc.
                               ----------------------------------------
                               as Lender

                               By: /s/ James Morgan
                                   -------------------------
                                   Name: James Morgan
                                   Title: Vice President

                                      Mt. Wilson-CLO
                               -------------------------------------
                               as Lender

                               By: /s/ Christopher Kilpratrick
                                   ------------------------------
                                   Name: Christopher Kilpratrick
                                   Title: Research Analyst-W [ILLEGIBLE]

NOMURA CORPORATE RESEARCH          NCRAM Loan Trust
AND ASSET MANAGEMENT INC.          ---------------------------------------------
        AS                         as Lender
  INVESTMENT ADVISER
                                   By: /s/ Elizabeth MacLean
                                       -----------------------------------------
                                       Name: Elizabeth MacLean
                                       Title: Director

By: UFJ Trust Bank Limited              Nomura Bond and Loan Fund.
    as Trustees                         ----------------------------------------
                                        as Lender
By: National Corporate Research and
    Asset Management INC.               By: /s/ Elizabeth MacLean
    Attorney in fact                        ------------------------------------
                                            Name: Elizabeth MacLean
                                            Title: Director

                               PPM MONARCH BAY FUNDING LLC
                               ---------------------------------------------
                               as Lender

                               By: /s/ Anna M. Tallent
                                   --------------------------------
                                   Name:  Anna M. Tallent
                                   Title: Assistant Vice President

                               PPM SHADOW CREEK FUNDING LLC
                               ---------------------------------------------
                               as Lender

                               By: /s/ Anna M. Tallent
                                   -----------------------------------------
                                   Name:  Anna M. Tallent
                                   Title: Assistant Vice President

                               Frosfurd CLO I B.V.
                               ---------------------------------------------
                               as Lender

                               By: /s/ [ILLEGIBLE]
                                   -----------------------------------------
                                   Name:
                                   Title: Attorney-In-Fact

                               The Prudential Insurance Company of America
                               ---------------------------------------------
                               as Lender

                               By: Prudential Insurance Management, Inc.
                                   as Investment Leder

                               By:    /s/ Stephan J. Collins
                                      --------------------------------------
                                      Name: Stephan J. Collins
                                      Title: Vice president

                               RIVIERA FUNDING LLC
                               ---------------------------------------------
                               as Lender

                               By: /s/ Anna M. Tallent
                                   ------------------------------------
                                   Name: Anna M. Tallent
                                   Title: Assistant Vice President

                               Robson Trust
                               ---------------------------------------------
                               as Lender

                               By: /s/ ANDREW H. MARSHAK
                                   -----------------------------------
                                   Name: ANDREW H. MARSHAK
                                   Title: AUTHORIZED SIGNATORY

                               SAWGRASS TRADING LLC
                               ---------------------------------------------
                               as Lender

                               By: /s/ Anna M. Tallent
                                   ------------------------------------
                                   Name: Anna M. Tallent
                                   Title: Assistant Vice President

                               Savtiliak (Ireland) Limited
                               ---------------------------------------------
                               as Lender

                               By: /s/ TONY O'BRIEN
                                   -----------------------------------------
                                   Name: TONY O'BRIEN
                                   Title: Senior Manager

                               SECURITY INCOME FUND-INCOME
                               OPPORTUNITY SERIES, as Lender
                               By: Four Corners Capital Management LLC, as
                               Sub-Adviser

                               By: /s/ ADAM BROWN
                                   ----------------------------------------
                                   Name: ADAM BROWN
                                   Title: Vice President

                               SEMINOLE FUNDING LLC
                               ---------------------------------------------
                               as Lender

                               By: /s/ Anna M. Tallent
                                   -----------------------------------------
                                   Name: Anna M. Tallent
                                   Title: Assistant Vice President

                               [ILLEGIBLE]
                               ---------------------------------------------
                               as Lender

                               By: /s/ Christopher E. Janson
                                   -----------------------------------------
                                   Name: Christopher E. Janson
                                   Title: Managing Partner

                               STANWICH LOAN FUNDING LLC
                               ---------------------------------------------
                               as Lender

                               By: /s/ Anna M. Tallent
                                   -----------------------------------------
                                   Name:   Anna M. Tallent
                                   Title:  Assistant Vice President

                               Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC.

                               ---------------------------------------------
                               as Lender

                               By: /s/ Beata Konopko
                                   -----------------------------------------
                                   Name: Beata Konopko
                                   Title: Attorney In Fact

                               Stichting Pensloenfonds ABP
                               By ABP Investments US, Inc, its agent

                               By: /s/ Jelle MenJen
                                   -----------------------------------------
                                   Name: Jelle MenJen
                                   Title: President/CEO

                               By: /s/ Thomas F. Dunn
                                   -----------------------------------------
                                   Name: Thomas F. Dunn
                                   Title: Managing Director/CIO

                               The Sumitomo Trust & Banking Co., Ltd.
                               New York Branch
                               ---------------------------------------------
                               as Lender

                               By: /s/ Elizabeth A. Quirk
                                   -----------------------------------------
                                   Name : Elizabeth A. Quirk
                                   Title: Vice President

                               SUMMIT LAKE CLO,LTD., as Lender

                               By: /s/ Wade T. Winter
                                   -----------------------------------------
                                   Name: Wade T. Winter
                                   Title: S.V.P.

                               TRS QUOGUE LLC, as Lender


                               By: /s/ Alice L. Wagner
                                   ------------------------------------------
                                   Name: Alice L. Wagner
                                   Title: Vice President

                               Trumbull THC2 Loan Funding LLC, for itself or as agent for LFC2 CFPI Loan Funding LLC.

                               ----------------------------------------------
                               as Lender

                               By: /s/ Beata Konopko
                                   ------------------------------------------
                                   Name: Beata Konopko
                                   Title: Attorney In Fact

                               Union Square CDO Ltd.
                               By: [ILLEGIBLE]
                               As Collateral Manager
                               ----------------------------------------------
                               as Lender

                               By: /s/ DEAN T. CRIARFS
                                   ------------------------------------------
                                   Name: DEAN T. CRIARFS
                                   Title: Managing Director

                               VAN KAMPEN
                               SENIOR INCOME TRUST
                               By: Van Kampen Asset Management

                               ----------------------------------------------

                               as Lender

                               By: /s/ [ILLEGIBLE]
                                   ------------------------------------------
                                   Name:
                                   Title:

                               VAN KAMPEN
                               SENIOR LOAN FUND
                               By: Van Kampen Asset Management

                               ----------------------------------------------
                               as Lender

                               By: /s/ [ILLEGIBLE]
                                   ------------------------------------------
                                   Name:
                                   Title:

                               VICTORIA FALLS CLO, LTD., as Lender

                               By: /s/ Wade T. Winter
                                   ------------------------------------------
                                   Name:   Wade T. Winter
                                   Title:  S.V.P.

                               Western Asset Floating Rates High Income Fund,
                               LLC
                               ----------------------------------------------
                               as Lender

                               By: /s/ Research [ILLEGIBLE]
                                   ------------------------------------------
                                   Name: Research Analyst
                                   Title:

                                XL Re Ltd.
                               By: Stanfield Capital Partners LLC
                               as its Collateral Manager
                               ----------------------------------------------
                               as Lender

                               By: /s/ Christopher E. Janson
                                   ------------------------------------------
                                   Name: Christopher E. Janson
                                   Title: Managing Partner